united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

Annual Report

December 31, 2016

Investor Class Shares (QGLDX)

Advisor Class Shares (QGLCX)

1-855-650-QGLD(7453)

www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

February 8, 2017

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Fund (“Fund”), sub-advised by Flexible Plan Investments, Ltd, covers the period from January 1, 2016 to December 31, 2016. During the period, the Fund returned 6.80% net of management fees and trading costs, compared with a return of 7.75% in the S&P GSCI Gold Index and 11.96% in the S&P 500 TR Index. The S&P GSCI Index provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

Gold prices saw two significant trends during 2016. Through September, Gold enjoyed a strong run benefiting from market volatility and uncertain geopolitical environments. Markets were concerned with the outlook for worldwide economic growth, increasing geopolitical risk including terrorism, and the lead-up and ultimate decision of the United Kingdom to leave the European Union (BREXIT). After September, gold prices declined in the face of a strengthening U.S. dollar, the anticipation of a Fed rate hike, and a softening in global consumer demand for jewelry.

Recent market conditions, slow economic growth, increasing global debt, and geopolitical events as well as significant elections this year in Germany, France and the Netherlands reinforce our belief that gold has a place in investors’ portfolios. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic and geopolitical uncertainty. The Fund continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold.

The Gold Bullion Strategy Fund seeks returns that reflect the daily performance of the price of gold bullion and, as such, is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Fund utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). In an effort to reflect the daily performance of the price of gold bullion net of fees, the Fund also invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to partially offset management fees.

We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. The value of gold in portfolios has long been perceived as an important diversifier given its historically low correlation to most other asset classes. We thank you for your confidence in The Gold Bullion Strategy Fund and its potential to help you achieve your financial goals.

Best regards,

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred

The Gold Bullion Strategy Fund
Portfolio Review (Unaudited)
December 31, 2016

The Fund’s performance figures* for the periods ended December 31, 2016, as compared to its benchmarks:

				Annualized
			Since Inception	Since Inception
	One Year	Three Year	April 19, 2016	July 9, 2013
The Gold Bullion Strategy Fund - Investor Class	6.80%	(3.27)%	N/A	(3.68)%
The Gold Bullion Strategy Fund - Advisor Class	N/A	N/A	(10.21)%	N/A
S&P 500 Total Return Index **	11.96%	8.87%	8.21%	11.67%
S&P GSCI Gold Index***	7.75%	(1.92)%	(12.44)%	(2.48)%

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. The Fund’s Investor and Advisor Class total fund operating expense ratio, as provided in the Fund’s prospectus dated May 1, 2016, was 1.62% and 2.22%, respectively. For performance information current to the most recent month-end, please call 1-855-650-7453.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

***	The S&P GSCI Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly

Comparison of the Change in Value of a $10,000 Investment

Since Inception through December 31, 2016 +

Past performance is not necessarily indicitive of future results.

+	Inception date is July 9, 2013

As of December 31, 2016, the Fund’s holding by types of investments are as follows:

Holdings by Type of Investment *:	% of Net Assets
Exhange Traded Funds:
Debt Funds	40.8%
Commodity Fund	0.8%
Bonds & Notes	19.0%
Certificates of Deposit	18.3%
Short-Term Investments	11.0%
Other Assets Less Liabilities	10.1%
100.0%

*	The Holdings by Type of Investment detailed do not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed analysis of the Fund’s holdings.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS
December 31, 2016

Principal
Amount ($)		Interest Rate	Maturity	Value
	BONDS & NOTES - 19.0%
	AUTO MANUFACTURERS - 0.7%
250,000	Ford Motor Credit Co. LLC	2.3750%	3/12/2019	$249,984

	BANKS - 4.7%
250,000	Bank of Montreal	1.5000	7/18/2019	246,817
125,000	Citigroup, Inc.	1.8500	11/24/2017	125,264
156,000	Credit Suisse AG	6.0000	2/15/2018	162,300
150,000	Deutsche Bank AG	1.3500	5/30/2017	149,690
150,000	Fifth Third Bancorp	4.5000	6/1/2018	155,107
125,000	Goldman Sachs Group, Inc.	5.6250	1/15/2017	125,153
125,000	JPMorgan Chase & Co.	6.1250	6/27/2017	127,752
250,000	Morgan Stanley	2.6500	1/27/2020	251,361
250,000	Toronto - Dominion Bank	2.2500	11/5/2019	251,591
				1,595,035
	BEVERAGES - 0.4%
125,000	Coca-Cola Femsa SAB de CV	2.3750	11/26/2018	125,984

	BIOTECHNOLOGY - 0.5%
150,000	Celgene Corp.	2.3000	8/15/2018	150,977

	COMMERCIAL SERVICES - 0.5%
150,000	Western Union Co.	2.8750	12/10/2017	151,564

	ELECTRONICS - 0.8%
250,000	Tyco Electronics Group SA	2.3750	12/17/2018	252,526

	FOOD - 0.7%
250,000	Sysco Corp.	1.9000	4/1/2019	249,319

	HEALTHCARE-PRODUCTS - 1.2%
150,000	Becton Dickinson and Co.	1.8000	12/15/2017	150,376
250,000	Thermo Fisher Scientific, Inc.	2.4000	2/1/2019	252,028
				402,404
	HEALTHCARE-SERVICES - 0.4%
150,000	Catholic Health Initiatives	1.6000	11/1/2017	150,687
125,000	Laboratory Corp of America Holdings	2.5000	11/1/2018	126,158
				276,845
	INTERNET - 1.1%
250,000	Alibaba Group Holding Ltd.	2.5000	11/28/2019	251,309
125,000	eBay, Inc.	1.3500	7/15/2017	125,068
				376,377
	LODGING - 1.1%
250,000	Marriott International, Inc.	3.0000	3/1/2019	254,492
125,000	Starwood Hotels & Resorts Worldwide, Inc.	6.7500	5/15/2018	133,296
				387,788
	MACHINERY - CONSTRUCTION & MINING - 0.7%
250,000	Caterpillar Financial Services Corp.	1.1500	8/15/2019	242,800

	MACHINERY-DIVERSIFIED - 0.4%
125,000	Roper Technologies, Inc.	2.0500	10/1/2018	125,478

	MEDIA - 0.8%
125,000	Time Warner Cable, Inc.	5.8500	5/1/2017	126,784
125,000	Viacom, Inc.	2.5000	9/1/2018	125,425
				252,209

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal
Amount ($)		Interest Rate	Maturity	Value
	MISCELLANEOUS MANUFACTURING - 0.8%
250,000	Ingersoll-Rand Global Holding Co., Ltd.	2.8750%	1/15/2019	$254,601

	OIL & GAS - 0.4%
125,000	Murphy Oil Corp.	3.5000	12/1/2017	125,938

	PHARMACEUTICALS - 0.7%
250,000	Express Scripts Holding Co.	2.2500	6/15/2019	250,120

	RETAIL - 0.4%
125,000	Staples, Inc.	2.7500	1/12/2018	125,636

	SEMICONDUCTORS - 0.7%
250,000	Xilinx, Inc.	2.1250	3/15/2019	250,332

	TELECOMMUNICATIONS - 1.2%
150,000	AT&T, Inc.	1.7000	6/1/2017	150,221
250,000	Verizon Communications, Inc.	2.5500	6/17/2019	253,674
				403,895
	TOYS / GAMES / HOBBIES - 0.8%
250,000	Mattel, Inc.	2.3500	5/6/2019	250,790

	TOTAL BONDS & NOTES (Cost - $6,519,414)			6,500,602

	CERTIFICATES OF DEPOSITS - 18.3%
	AUTO MANUFACTURERING - 0.4%
125,000	BMW Bank of North America	1.2500	3/12/2018	125,472

	BANKS - 17.2%
250,000	Abacus FSB	1.1000	7/29/2019	247,597
125,000	Ally Bank	1.2500	2/26/2018	125,475
125,000	Ally Bank	1.7000	10/1/2018	125,919
150,000	American Express Bank FSB	1.7000	7/16/2018	150,676
125,000	American Express Centurion Bank	1.2500	4/30/2018	125,256
125,000	American Express Centurion Bank	1.3500	5/21/2018	125,167
125,000	American Express Centurion Bank	1.5500	6/18/2018	125,131
150,000	Capital One NA/Mclean VA	1.7500	8/27/2018	151,148
125,000	CIT Bank	1.5500	10/2/2017	125,620
125,000	Comenity Capital Bank	1.7500	8/10/2018	125,942
125,000	Compass Bank	0.8500	1/17/2017	125,016
125,000	Discover Bank/Greenwood DE	1.6000	2/15/2017	125,158
125,000	Discover Bank/Greenwood DE	1.3500	9/5/2017	125,225
125,000	EagleBank	0.8500	2/21/2017	125,065
250,000	EnerBank USA	1.1500	5/28/2019	248,375
125,000	EverBank	0.8000	4/13/2017	125,057
125,000	First Business Bank/Madison WI	1.1500	4/2/2018	125,079
125,000	First Niagara Bank NA	0.9000	3/13/2017	125,079
125,000	FirstBank Puerto Rico	1.7500	8/31/2018	126,061
125,000	Goldman Sachs Bank USA/New York NY	0.9500	3/6/2017	125,083
125,000	Goldman Sachs Bank USA/New York NY	1.7500	8/3/2017	125,704
250,000	Goldman Sachs Bank USA/New York NY	1.7500	1/14/2019	252,697
125,000	Iberiabank	1.0000	10/16/2017	125,270
250,000	Israel Discount Bank of New York	1.3000	9/16/2019	250,038
125,000	JPMorgan Chase Bank NA	1.3000	3/13/2018	125,203
250,000	LCA Bank Corporation	1.2500	10/15/2019	247,120
250,000	Mercantil Commercebank NA	1.6000	12/28/2018	250,000

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Principal
Amount ($)		Interest Rate	Maturity	Value
	BANKS (Continued)- 17.2%
250,000	Merrick Bank	1.2000%	10/11/2019	$247,136
250,000	Oriental Bank	1.7500	12/17/2018	251,046
125,000	Sallie Mae Bank	1.7000	8/22/2017	125,791
250,000	Springs Valley Bank & Trust Co	1.2500	8/26/2019	247,561
125,000	Synchrony Bank	1.8000	7/27/2017	125,724
125,000	Synovus Bank/Columbus GA	0.8000	4/10/2017	125,107
125,000	WebBank	1.0000	9/27/2017	125,119
250,000	Wells Fargo Bank NA	1.2500	4/22/2019	249,911
200,000	World’s Foremost Bank	1.6000	6/25/2018	200,223
				5,876,779
	DIVERSIFIED FINANCIAL SERVICES - 0.7%
125,000	Capital One Bank USA NA	1.3500	1/2/2018	125,325
125,000	Capital One Bank USA NA	1.6000	7/2/2018	125,389
				250,714

	TOTAL CERTIFICATES OF DEPOSITS (Cost - $6,252,069)			6,252,965

Shares
	EXCHANGE TRADED FUNDS - 41.6%
	COMMODITY FUND - 0.8%
2,473	SPDR Gold Shares (a) *			271,066

	DEBT FUNDS - 40.8%
38,800	Guggenheim BulletShares 2017 Corporate Bond ETF			877,268
41,400	Guggenheim BulletShares 2018 Corporate Bond ETF			876,852
41,500	Guggenheim BulletShares 2019 Corporate Bond ETF			877,310
17,500	Guggenheim Enhanced Short Duration ETF			877,100
8,400	iShares 1-3 Year Credit Bond ETF			881,496
14,600	iShares Floating Rate Bond ETF			740,658
8,300	iShares Short Maturity Bond ETF			416,494
8,300	iShares Short-Term National Muni Bond ETF			872,103
8,700	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund			881,571
17,700	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund			874,557
28,600	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF			875,732
28,700	SPDR Bloomberg Barclays Short Term Corporate Bond ETF			876,211
18,300	SPDR Nuveen Barclays Short Term Municipal Bond ETF			877,302
13,800	SPDR SSgA Ultra Short Term Bond ETF			554,760
50,800	VanEck Vectors AMT-Free Short Municipal Index ETF			876,300
36,900	VanEck Vectors Short High-Yield Municipal Index ETF			877,851
11,000	Vanguard Short-Term Bond ETF			873,950
				13,987,515

	TOTAL EXCHANGE TRADED FUNDS (Cost - $14,414,240)			14,258,581

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2016

Shares		Value
	SHORT-TERM INVESTMENTS - 11.0%
	MONEY MARKET FUNDS - 11.0%
3,288,683	Fidelity Institutional Money Market Fund - Government Portfolio - Class I 0.27% (a,b)	$3,288,683
491,314	First American Government Obligations Fund - Class 2 0.24% (a,b)	491,314
	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,779,997)	3,779,997

	TOTAL INVESTMENTS - 89.9% (Cost - $30,965,720) (c)	$30,792,145
	OTHER ASSETS LESS LIABILITIES - 10.1%	3,454,149
	NET ASSETS - 100.0%	$34,246,294

ETF - Exchange Traded Funds

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSF Fund Limited.

(b)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2016.

(c)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes of investments held by the Fund and the GBSF Fund Ltd. (excluding the value of futures) is $31,060,864 and differs from fair value by net unrealized appreciation (depreciation) of securities as

Unrealized Appreciation:	$426,590
Unrealized Depreciation:	(695,309)
Net Unrealized Depreciation:	$(268,719)

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS
				Notional Value at	Net
Number of				December 31,	Unrealized
Contracts	Issue	Exchange	Expiration	2016	Depreciation
297	Gold 100oz Future (a)	NY Comex	February-17	$34,202,520	$(1,165,490)

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Assets and Liabilities
December 31, 2016

ASSETS
Investment securities:
At cost	$30,965,720
At value	$30,792,145
Cash	868,949
Deposit with broker for futures	3,775,518
Receivable for Fund shares sold	197,523
Receivable for securities sold	134,917
Dividends and interest receivable	72,452
Prepaid expenses and other assets	16,694
TOTAL ASSETS	35,858,198

LIABILITIES
Net unrealized depreciation on futures contracts	1,165,490
Payable for investments purchased	314,202
Payable for Fund shares repurchased	73,181
Investment advisory fees payable	22,364
Payable to related parties	16,842
Distributions Payable	7,733
Distribution (12b-1) fees payable	7,637
Shareholder servicing fees	4,455
TOTAL LIABILITIES	1,611,904
NET ASSETS	$34,246,294

Composition of Net Assets:
Paid in capital	$35,531,363
Accumulated net realized gain (loss) from investments and futures	(1,111,481)
Net unrealized depreciation of investments	(173,588)
NET ASSETS	$34,246,294

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$34,104,568
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,586,762
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.49

Advisor Class Shares:
Net Assets	$141,726
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,620
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$21.41

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statement of Operations
For the Year Ended December 31, 2016

INVESTMENT INCOME
Dividends	$303,218
Interest	184,329
TOTAL INVESTMENT INCOME	487,547

EXPENSES
Investment advisory fees	319,144
Administrative service fees	123,409
Distribution fees - Investor Class Shares	106,268
Distribution fees - Advisor Class Shares	455
Shareholder servicing expense - Investor Class Shares	63,761
TOTAL EXPENSES	613,037

NET INVESTMENT LOSS	(125,490)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES
Net realized gain (loss) from:
Investments	(121,050)
Futures	1,444,751
Net Realized Gain on Investments and Futures	1,323,701

Net change in unrealized depreciation on:
Investments	(44,804)
Futures	(763,696)
Net Change in Unrealized Depreciation on Investments and Futures	(808,500)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES	515,201

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$389,711

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(125,490)	$(227,587)
Net realized gain (loss) on investments and futures	1,323,701	(7,310,486)
Net change in unrealized appreciation (depreciation) on investments and futures	(808,500)	328,846
Net increase (decrease) in net assets resulting from operations	389,711	(7,209,227)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(559,850)	—
Advisor Class (1)	(2,341)	—
From paid in capital:
Investor Class	(131,384)
Advisor Class (1)	(549)
Total distributions to shareholders	(694,124)	—

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	77,938,647	170,552,978
Advisor Class (1)	198,409	—
Reinvestment of dividends and distributions
Investor Class	683,532	1,480
Advisor Class (1)	2,859	—
Payments for shares redeemed
Investor Class	(80,727,929)	(161,966,002)
Advisor Class (1)	(32,847)	—
Net increase (decrease) from shares of beneficial interest transactions	(1,937,329)	8,588,456

NET INCREASE (DECREASE) IN NET ASSETS	(2,241,742)	1,379,229

NET ASSETS
Beginning of year	36,488,036	35,108,807
End of year *	$34,246,294	$36,488,036
* Includes undistributed net investment income (loss) of:	$—	$—

SHARE ACTIVITY
Investor Class:
Shares Sold	3,157,181	7,264,694
Shares Reinvested	31,807	—
Shares Redeemed	(3,379,092)	(6,992,586)
Net increase (decrease) in shares of beneficial interest outstanding	(190,104)	272,108

Advisor Class: (1)
Shares Sold	7,918	—
Shares Reinvested	133	—
Shares Redeemed	(1,431)	—
Net increase (decrease) in shares of beneficial interest outstanding	6,620	—

(1)	Advisor Class commenced operations on April 19, 2016.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period

	Investor Class
					For the Period
	Year Ended December 31,				Ended December 31,
	2016	2015	2014		2013 (a)

Net asset value, beginning of year/period	$20.54	$23.33	$24.24		$25.00
Income (loss) from investment operations:
Net investment loss (b)	(0.07)	(0.12)	(0.13)		(0.10)
Net realized and unrealized gain (loss)	1.47	(2.67)	(0.79)		(0.68)
Total income (loss) from investment operations	1.40	(2.79)	(0.92)		(0.78)
Less distributions:
Distributions from net investment income	(0.36)	—	(0.00	) (c)	—
Return of capital	(0.09)	—	—		—
Total distributions	(0.45)	—	—		—

Paid-in-Capital From Redemption Fees	—	0.00 (c)	0.01		0.02
Net asset value, end of year/period	21.49	20.54	23.33		24.24

Total return (d)	6.80%	(11.96)%	(3.75)%		(3.04	)% (e)
Net assets, end of year/period (in 000s)	$34,105	$36,488	$35,109		$12,277
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (f)	1.44%	1.45%	1.45%		1.46	% (g)
Ratios of net investment income (loss) to average net assets (f,h)	(0.29)%	(0.53)%	(0.53)%		(0.77	)% (g)
Portfolio turnover rate	203%	319%	559%		133	% (e)

(a)	The Investor Class commenced operations on July 9, 2013.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year or period.

(c)	Less than $0.01 per share.

(d)	Total returns assumes reinvestment of all distributions.

(e)	Not Annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Advisor Class
	For the Period Ended
	December 31, 2016 (a)

Net asset value, beginning of period	$24.34
Income (loss) from investment operations:
Net investment loss (b)	(0.14)
Net realized and unrealized gain (loss)	(2.35	) (c)
Total income (loss) from investment operations	(2.49)
Less distributions:
Distributions from net investment income	(0.36)
Return of capital	(0.08)
Total distributions	(0.44)

Net asset value, end of period	$21.41

Total return (d)	(10.21	)% (e)
Net assets, end of period (in 000s)	$142
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (f)	2.04	% (g)
Ratios of net investment loss to average net assets (g,h)	(0.85	)% (g)
Portfolio turnover rate	203	% (e)

(a)	The Advisor Class commenced operations on April 19, 2016.

(b)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(c)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to the timing of the commencement of operations of the Advisor Class.

(d)	Total returns assumes reinvestment of all distributions.

(e)	Not Annualized.

(f)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(g)	Annualized.

(h)	Recognition of net investment loss by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements
December 31, 2016

1.	ORGANIZATION

The Gold Bullion Strategy Fund (the “Fund”) is a non-diversified series of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund seeks returns that reflect the performance of the price of Gold bullion. The Fund currently offers two classes of shares, Investor and Advisor classes of shares each of which are offered at Net Asset Value (“NAV”).

The Fund’s Investor class commenced operations on July 9, 2013 and the Advisor class commenced operations on April 19, 2016. The Fund may issue an unlimited number of shares of beneficial interest in one or more share classes. Generally, all shares of the Fund have equal rights and privileges, except for class-specific features, rights and expenses. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Securities Valuation – The Fund calculates its daily NAV per share at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. Fund securities are valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures are valued at the final settled price or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase may be valued at amortized cost.

GBSF Fund Limited (“GBSF Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Fund that can invest in Gold-bullion related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors/trustees of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments
Bonds & Notes	$—	$6,500,602	$—	$6,500,602
Certificates of Deposits	—	6,252,965	—	6,252,965
Exchange Traded Funds	14,258,581	—	—	14,258,581
Money Market Funds	3,779,997	—	—	3,779,997
Total Investments:	18,038,578	12,753,567	—	30,792,145
Liabilities*
Derivatives
Futures Contract	$1,165,490	$—	$—	$1,165,490

*	Refer to the Consolidated Portfolio of Investments for industry classifications.

The Fund did not hold any Level 3 securities during the current year.

There were no transfers into or out of Level 1 or Level 2 during the current year presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting year.

Consolidation of Subsidiaries – The consolidated financial statements of the Fund include the accounts of GBSF Ltd., a wholly-owned subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Fund may invest up to 25% of its total assets in GBSF Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Fund’s investment objectives and policies. The subsidiary commenced operations on July 9, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Fund’s investment in GBSF Ltd. is as follows:

	Inception Date of	GBSF Ltd. Net Assets at	% Of Net Assets at
	GBSF Ltd.	December 31, 2016	December 31, 2016
GBSF Ltd.	7/09/2013	$3,873,791	11.31%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance. The following risks apply to the Fund through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSF Ltd.).

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

General Market Risk. The risk that the value of the Fund’s shares will fluctuate based on the performance of the Fund’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Fund may invest in exchange traded funds. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Mutual Fund and ETN Risk: Mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by the Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Futures Contracts – The Fund is subject to commodity risk in the normal course of pursuing its investment objective. The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Deposit with Broker for Futures Contracts at December 31, 2016 represent partially restricted deposits of $3,775,518 to meet margin and other broker regulatory requirements, and excess funds not required for margin.

During the normal course of business, the Fund purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of December 31, 2016:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Net unrealized depreciation on futures contracts

At December 31, 2016, the fair value of the derivative instruments was as follows:

Liability Derivatives

Derivative Investment Type	Commodity Risk	Total at December 31, 2016
Futures	$(1,165,490)	$(1,165,490)

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended December 31, 2016:

Derivative Investment Type	Location on the Consolidated Statement of Operations
Futures Contracts	Net realized gain from futures
Net change in unrealized depreciation on futures contracts

The following is a summary of the Fund’s realized gain (loss) and unrealized appreciation (depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2016:

Realized gain on derivatives recognized in the Consolidated Statement of Operations

		Total for the Year
Derivative Investment Type	Commodity Risk	Ended December 31, 2016
Futures	$1,444,751	$1,444,751

Changes in unrealized depreciation on derivatives recognized in the Consolidated Statement of Operations
		Total for the Year
Derivative Investment Type	Commodity Risk	Ended December 31, 2016
Futures	$(763,696)	$(763,696)

The derivative instruments outstanding as of December 31, 2016 as disclosed in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Derivatives Risk: Futures are subject to inherent leverage that may magnify Fund losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually in December. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed. The Fund identifies its major tax jurisdictions as U.S. Federal, and foreign

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, GBSF Ltd. is an exempted Cayman Islands investment company. GBSF Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSF Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSF Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Fund’s investment company taxable income.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $69,955,510 and $71,979,533, respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

The Fund’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2016, the Fund was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2016.

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Assets:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
		Consolidated	the Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Recognized Assets	& Liabilities	& Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contract	$14,360	$(14,360)	$—	$—	$—	$—
Total	$14,360	$(14,360)	$—	$—	$—	$—

Gross Amounts Not Offset in the
Consolidated Statement of Assets
Liabilities:				& Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
	Gross Amounts of	Consolidated	the Consolidated
	Recognized	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Liabilities	& Liabilities	& Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	$(1,179,570)	$14,360	$(1,165,210)	$—	$1,165,210	$—
Total	$(1,179,570)	$14,360	$(1,165,210)	$—	$1,165,210	$—

(1)	The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2. As of December 31, 2016, The Gold Bullion Strategy Fund invested in futures contracts.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

5.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Fund. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Fund. These expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $319,144 in advisory fees for the year ended December 31, 2016.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Fund. Under the terms of the Fund’s agreement with GFS, GFS pays for certain operating expenses of the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. These expenses are the responsibility of GFS.

Blu Giant, LLC (“Blu Giant”), formally Gemcom, LLC, Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. These expenses are the responsibility of GFS.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Investor and Advisor class at an annual rate of 0.25% and 1.00%, respectively, of their average daily net assets and is paid to Ceros Financial Services, Inc. (the “Distributor”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing or services and-or maintenance of accounts, not otherwise required to be provided by the Advisor. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2016, pursuant to the Plan, Investor and Advisor Class shares paid $106,268 and $455, respectively.

The Board has adopted a Shareholder Servicing Plan (the “Servicing Plan”) on the Investor class. The Servicing Plan provides that a monthly service fee is calculated by the Fund at an annual rate of up to 0.15% (currently set at 0.15%), of its average daily net assets of the Investor class and is paid to Ceros Financial Services (“Ceros”) to provide compensation for ongoing shareholder servicing or service and/or maintenance accounts, not otherwise required to be provided by the Advisor. Ceros is an affiliate of the Advisor. For the year ended December 31, 2016, Investor class shares paid $63,761.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at a rate of $20,000 per year, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Advisor and its affiliates. Trustees fees are not borne by the Fund, but by GFS.

During the year ended December 31, 2016, Ceros, a registered broker/dealer and an affiliate of the Advisor, and principal underwriter of the Fund, executed trades on behalf of the Fund and received $27,267 in trade commissions.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

6.	TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions paid for the year ended December 31, 2016 and December 31, 2015 was as follows:

Fiscal Year Ended
December 31, 2016
Ordinary Income	$562,191
Return of Capital	131,933
$694,124

There were no distributions for fiscal year ended December 31, 2015.

As of December 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(115,417)	$(900,932)	$—	$(268,719)	$(1,285,068)

The difference between book basis and tax basis unrealized depreciation and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $115,417.

At December 31, 2016, the Fund had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
Short-Term
$900,932

Permanent book and tax differences, primarily attributable to the Fund’s holding in GBSF Ltd resulted in reclassification for the year ended December 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized	Unrealized
Capital	Income (Loss)	Gains (Loss)	Gains (Loss)
$100	$687,681	$(1,451,358)	$763,577

7.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund pursuant to Section 2(a)(9) of the 1940 Act. As of December 31, 2016, Trust Company of America held approximately 44.6% of the Fund for the benefit of its customers.

8.	NEW ACCOUNTING PRONOUNCEMENTS

On October 13, 2016, the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

The Gold Bullion Strategy Fund
Notes to Consolidated Financial Statements (Continued)
December 31, 2016

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the consolidated financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the consolidated financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Fund and

Board of Trustees of Advisors Preferred Trust

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The Gold Bullion Strategy Fund (the “Fund”), a series of the Advisors Preferred Trust, as of December 31, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for the periods indicated in the period then ended. These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gold Bullion Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN & COMPANY, LTD.

Cleveland, Ohio

February 28, 2017

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Gold Bullion Strategy Fund
Expense Example (Unaudited)
December 31, 2016

As a shareholder of The Gold Bullion Strategy Fund, you incur two types of costs: (1) transaction costs including redemption fees and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2016 through December 31, 2016.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account Value	Account Value	Period *
Expenses	Ratio	7/1/2016	12/31/2016	7/1/2016-12/31/2016
Investor Class	1.44%	$1,000.00	$851.60	$6.70
Advisor Class	2.04%	$1,000.00	$849.40	$10.18

Table 2
Hypothetical	Annualized	Beginning	Ending	Expenses Paid During
(5% return before	Expense	Account Value	Account Value	Period *
expenses)	Ratio	7/1/2016	12/31/2016	7/1/2016-12/31/2016
Investor Class	1.44%	$1,000.00	$1,017.90	$7.30
Advisor Class	2.04%	$1,000.00	$1,014.88	$10.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (366).

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited)
December 31, 2016

Approval of Advisory and Sub-Advisory Agreement – The Gold Bullion Strategy Fund

At a meeting held on May 12 and 13, 2016, (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of the investment advisory agreement (the “Advisory Agreement”) between Advisors Preferred, LLC (the “Adviser”) and the Trust, on behalf of The Gold Bullion Strategy Fund (the “Fund”), and the approval of the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Flexible Plan Investments, Ltd. (“the Sub-Adviser”).

In connection with the Board’s consideration of the Advisory Agreement and Sub-Advisory Agreement, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: the nature, extent and quality of the services provided by the Adviser and Sub-Adviser to the Fund; the investment performance of the Fund and the Sub-Adviser; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by the Adviser and Sub-Adviser and any affiliates from the relationship with the Fund.

In its consideration of the approval of the Advisory Agreement and Sub-Advisory Agreement, the Trustees did not identify any single factor as controlling. Matters considered by the Trustees in connection with their approval of the Advisory Agreement and Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by the Adviser and the materials provided by the Sub-Adviser relating to the Advisory Agreement between the Trust and the Adviser and the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, respectively. With respect to the nature, extent and quality of services provided, the Board reviewed the Adviser’s and Sub-Adviser’s Forms ADV, a description of the manner in which investment decisions are made for the Fund by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub -Adviser, a review of the experience of professional personnel performing services for the Fund, including the team of individuals that primarily monitor and execute the investment and administration process, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b) and that each of the Adviser and Sub-Adviser has adopted procedures reasonably necessary to prevent Access Persons from violating such Codes of Ethics.

In reaching their conclusions, the Trustees considered that the Adviser delegates day-to-day investment decisions of the Fund to the Sub-Adviser and that the Adviser generally provides management and operational oversight of the Sub-Adviser. With respect to the Adviser, the Board considered the various services rendered by the Adviser to the Fund, whereby the Adviser maintains and monitors a continuous investment program for the Fund, under which the Adviser is responsible for the selection and oversight of the various service providers to the Fund, the monitoring of the

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
December 31, 2016

performance of the assets managed by the Sub-Adviser, trading and order management, proxy voting, regulatory reporting, and other back office and administrative functions. The Board considered that an affiliate of the Adviser also serves as the Trust’s principal underwriter. The Board considered the quality of these services, and noted that there have been no material compliance exceptions reported to the Board, nor any other operational issues of a material nature. The Board concluded that the practices of the Adviser were adequate and further concluded that the Adviser had sufficient quality and depth of personnel, resources, and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services provided by the Adviser to the Fund were satisfactory and reliable.

With respect to the Sub-Adviser, the Board considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser employs a continuous investment program on behalf of the Fund and also uses the Fund as part of investment strategies and portfolios it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Board also considered the Sub-Adviser’s practices with respect to monitoring compliance for the Fund and found that the Sub-Adviser has devoted appropriate resources to compliance. The Board considered the overall sophistication employed by the Sub-Adviser in designing and executing the investment strategies of the Fund as well taking into account that the Sub-Adviser has taken on additional functions where necessary in order to ensure the Fund is performing appropriately, including the direct trading of fixed income instruments. The Board also considered that the Sub-Adviser has not experienced any material compliance issues and that the level of communication between the Adviser and Sub-Adviser appears to be sufficient, and concluded that the Sub-Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-advisory Agreements and that the nature, overall quality and extent of the management services provided by Sub-Adviser to the Fund were satisfactory and reliable.

Performance. The Trustees considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and does not directly manage the investment decisions of the Fund. With respect to the Adviser’s activities, the Board considered that the Adviser oversees the Sub-Adviser in the execution of its investment strategies in various capacities and appears to be carrying out its functions appropriately, including with respect to compliance and trade execution.

With respect to the performance of the Sub-Adviser, the Board considered the performance of the Fund compared to its primary benchmark index for various periods. The Board considered the performance of the Fund, noting that the Fund underperformed the S&P GSCI Gold Index by approximately 1.12% and 1.26% for the one-year and since inception (July 8, 2013) periods ended March 31, 2016, respectively. The Board noted that the S&P GSCI Gold Index is not a broad-based securities index but rather acts as a proxy for the price of gold, and that the Fund is not intended to outperform the S&P GSCI Gold Index but rather deliver returns in line with the price of gold and, by extension, the S&P GSCI Gold Index. The Board considered that the Sub-Adviser identified the source of the Fund’s underperformance relative to

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
December 31, 2016

the price of gold and has taken corrective action to remedy the Fund’s performance, including the implementation of direct investments in fixed income instruments to alleviate the expenses and volatility associated with the Fund’s previous investments in fixed income ETFs. The Board also noted the Sub-Adviser had recommended a structural change in July 2015 in the timing of the daily valuation of the Fund’s portfolio in an effort to alleviate the tracking error with the price of gold. The Board considered that the Sub-Adviser has taken steps to correct the Fund’s underperformance and expects that the performance of the Fund will correlate more closely to the S&P GSCI Gold Index going forward. The Board took into account the returns generated by the Fund and the actions taken by the Sub-Adviser to address Fund underperformance as compared to the Fund’s selected performance benchmark. Based on the information provided, the Board concluded that the Sub-Adviser was taking active steps to improve Fund performance and that the Sub-Adviser’s overall service to the Fund was satisfactory and that the Sub-Adviser was expected to obtain an acceptable level of investment returns to shareholders.

Fees and Expenses. As to the costs of the services rendered by each of the Adviser and Sub-Adviser, the Trustees considered the level of overall advisory fees charged and operating expenses charged by the Fund. With respect to the Fund, the Board considered that the advisory fee of 0.75% as compared to the Commodity Funds Morningstar category, for funds that were comparable to the size of the Fund, was below the mean of the category. The Board considered that the Fund’s net expense ratio (Investor Class shares) was also within the range of comparable funds in its category.

The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the Fund’s portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution, and reviewed the fees payable to each of the Adviser and Sub-Adviser. The Board considered the allocation of the advisory fee payable to the Fund and the portion retained by the Adviser. The Trustees further noted that the Adviser will only retain between 0.20% and 0.25% of the gross advisory fee for its services to the Fund, with the portion of the management fee retained by the Adviser decreasing as the assets of the Fund, respectively, increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was reasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively, and further concluded that based on the comparison to similarly situated funds, coupled with the Adviser’s experience, expertise, and services provided to the Fund, that the fees to be charged by the Adviser were reasonable and in the best interests of the Fund and its shareholders.

Profitability. The Board also considered the profitability of each of the Adviser and Sub-Adviser, respectively, and whether such profits are reasonable in light of the services provided to the Fund. The Board reviewed financial information and profitability analyses prepared by each of the Adviser and Sub-Adviser for the calendar year ended December 31, 2015 and also for prior annual periods with respect to the Fund. The Board considered that the net profits after both the direct and indirect costs of operating the Fund, in terms of both dollar amount and as a percentage of the advisory fee allocable to each of the Adviser and Sub-Adviser, were not excessive and were generally not profitable at current asset levels. The Board concluded that the

The Gold Bullion Strategy Fund
Supplemental Information (Unaudited) (Continued)
December 31, 2016

Adviser’s and Sub-Adviser’s level of profitability from each of the Adviser’s and Sub-Adviser’s relationship with the Fund were reasonable.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser had realized economies of scale with respect to their management of the Fund. The Trustees reviewed and considered the profitability analyses and financial information provided by each of the Adviser and Sub-Adviser and also took into account the current assets of the Fund. The Board noted that the Adviser and Sub-Adviser have contractually agreed to compensate the Sub-Adviser on an increasing fee scale as an incentive for the Sub-Adviser to provide services to the Fund and that the structure of the arrangement continues to be appropriate. The Trustees concluded that at current and foreseeable asset levels economies of scale were not presently achievable but would be revisited as assets increase.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreement and the Sub-Advisory Agreement, respectively, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreement for an additional one-year period was in the best interests of the Fund and its current and future shareholders. In considering the Advisory Agreement and the Sub-Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s surrounding circumstances.

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2016

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee [2]	Other Directorships Held by Trustee During Last 5 Years
Charles R. Ranson Born: 1947	Trustee	Indefinite, November 2012 to present	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), 2003 – present.	10	Northern Lights Fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, November 2012 to present	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), Jan. 2011 - present.	10	BlueArc Multi-Strategy Fund (since 2014); Centerstone Investors Trust (since 2016)
Janet P. Ailstock Born: 1948	Trustee	Indefinite, November 2012 to present	Attorney, (corporate and securities law and governmental compliance, J. Parker Ailstock, P.A. 1998-present.	10	None

1	Unless otherwise specified, the mailing address of each Trustee is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

2	The “Fund Complex” consists of the series of the Trust.

AP 12/31/16 v1

The Gold Bullion Strategy Fund
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2016

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Last 5 Years
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairman, President	Indefinite; November 2012 to present	CEO, Advisors Preferred, LLC (investment advisor), April 2011 – present; CEO, Ceros Financial Services, Inc. (broker/dealer), Sept. 2009 – present; CEO, Atcap Partners, LLC (broker/dealer), Mar. 2014 – present;	10	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; November 2012 to present	Director of Sales and Marketing, Ceros Financial Services, Inc. (broker/dealer), Jan. 2011 – present;	10	None
Kevin E. Wolf Born: 1969	Treasurer	Indefinite; November 2012 to present	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); Vice-President, BluGiant, LLC (since 2004).	n/a	n/a
J. Michael Fox Born: 1950	Chief Compliance Officer	Indefinite; December 2016 to present	CCO, CFO of AtCap Partners (broker/dealer), 2013 to present; CFO of Ceros Financial Services, Inc. (broker/dealer), 2012 to present, CCO Foothill Securities, Inc.(broker/dealer), 2015 to 2016; CCO,CFO Grail Partners, LLC (broker dealer) 2016-present	n/a	n/a
Richard Malinowski Born: 1983	Secretary	Indefinite; November 2012 to present	Vice President (April 2016 – present) and AVP (Sept. 2016 – March 2016), Legal Admin Gemini Fund Services, LLC, Sept. 2012 – present; Vice President and Manager, BNY Mellon Investment Servicing, Inc., May 2006 – Sept. 2012.	n/a	n/a

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 80 Arkay Dr., Hauppauge, NY 11788.

The Funds’ Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-650-7453

AP 12/31/16 v1

PRIVACY NOTICE

Rev. Jan. 2013

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-650-QGLD(7453) or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)	The Registrant’s board of trustees has determined that Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $12,000

(b)	Audit-Related Fees

2016 - None

(c)	Tax Fees

2016 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
2016
Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/2/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayers-Rigsby, President/Principal Executive Officer

Date 3/2/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 3/2/17